UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 11, 2013

Epocrates, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35062	94-3326769
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Park Place, Suite 300 San Mateo, CA	94403
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (650) 227-1700
________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
On March 12, 2013, pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 7, 2013, among Epocrates, Inc. (“Epocrates”), athenahealth, Inc., a Delaware corporation (“athenahealth”), and Echo Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of athenahealth (“Merger Sub”), Merger Sub was merged with and into Epocrates, with Epocrates being the surviving corporation (the “Merger”). Upon completion of the Merger, Epocrates became a wholly-owned subsidiary of athenahealth. The Merger Agreement and the transactions contemplated thereby, including the Merger, were previously approved by Epocrates' board of directors and by its stockholders at a special meeting of the stockholders held on March 11, 2013.
At the effective time and as a result of the Merger, each share of common stock of Epocrates issued and outstanding immediately prior to the effective time of the Merger was converted into the right to receive $11.75 in cash, without interest and less any applicable withholding taxes (the “Merger Consideration”).
athenahealth paid the Merger Consideration with a combination of available cash-on-hand and available borrowings under its existing credit facility, dated as of October 20, 2011, among, inter alia, athenahealth and Bank of America, N.A., as administrative agent, a copy of which is filed as Exhibit 10.2 to athenahealth's Quarterly Report on Form 10-Q filed with the SEC on October 21, 2011.
The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
In connection with the closing of the Merger, Epocrates notified The NASDAQ Stock Market LLC (“NASDAQ”) on March 12, 2013, that the Merger was consummated, and trading of the common stock of Epocrates on NASDAQ has been suspended. NASDAQ has filed a delisting application on Form 25 with the U.S. Securities and Exchange Commission (the “SEC”) to report that the shares of Epocrates' common stock are no longer listed on NASDAQ. Epocrates intends to file a certification on Form 15 with the SEC requesting that Epocrates' reporting obligations under Section 13 and 15(d) of the Securities Exchange Act of 1934, as amended, be suspended.
Item 3.03 Material Modification to Rights of Security Holders.
The information set forth in Items 2.01 and 3.01 above is incorporated by reference here.
In connection with the Merger, and pursuant to the Merger Agreement, each outstanding share of Epocrates common stock was converted into the right to receive $11.75 in cash, less any required withholding taxes.
Item 5.01 Changes in Control of Registrant.
The information set forth in Items 2.01, 3.01 and 3.03 above is incorporated by reference here.
As a result of the Merger, on March 12, 2013, a change in control of Epocrates occurred, and Epocrates is now a wholly-owned subsidiary of athenahealth, and athenahealth owns 100% of the voting securities of Epocrates.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As of the effective time of the Merger on March 12, 2013, in connection with the Merger, the following directors voluntarily resigned from Epocrates' board of directors: Peter C. Brandt, Philippe O. Chambon, M.D., Ph.D., Gary G. Greenfield, Thomas L. Harrison, Andrew Hurd, Patrick S. Jones, Erick N. Tseng, and Mark A. Wan. Following the Merger and pursuant to the terms of the Merger Agreement, at the effective time of the Merger on March 12, 2013, the size of the Board of Directors of Epocrates was reduced to one member and Daniel Orenstein was appointed as the sole member of the Board of Directors of Epocrates.
Following the Merger and pursuant to the terms of the Merger Agreement, at the effective time of the Merger on March 12, 2013, the officers of Merger Sub immediately prior to the effective time of the Merger became the officers of Epocrates, with Jonathan Bush appointed as President of Epocrates and Daniel Orenstein appointed as Vice President, Secretary, and Treasurer of Epocrates.
Mr. Bush, 44, is the Chief Executive Officer, President and Chairman of the Board of Directors of athenahealth. He co-founded athenahealth in 1997 and has been a director since its inception.

Mr. Orenstein, 43, has been Senior Vice President, General Counsel, and Secretary of athenahealth since July 2010. He served as Vice President, General Counsel, and Secretary from July 2008 to July 2010, Deputy General Counsel from 2006 to June 2008, and Chief Integrity Officer from 2005 to 2006.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 12, 2013, in connection with the Merger, the Bylaws of Merger Sub as in effect immediately prior to the effective time of the Merger became the Bylaws of Epocrates (the “Amended Bylaws”). The Amended Bylaws are attached hereto as Exhibit 3.1.
Item 5.07 Submission of Matters to a Vote of Security Holders.
Epocrates held its Special Meeting of Stockholders on March 11, 2013. The following is a brief description of each matter voted upon at the Special Meeting, as well as the final tally of the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter. A more complete description of each matter is set forth in the Epocrates proxy statement for the Special Meeting of Stockholders, filed with the Securities and Exchange Commission on February 11, 2013, as supplemented on March 6, 2013.
1.    To consider and vote upon a proposal to adopt the Merger Agreement. The tabulation of votes on this matter was as follows:

Shares voted for:	19,260,256
Shares voted against:	6,226
Shares abstaining:	280
Broker non-votes:	—

2.    To consider and vote, on an advisory basis, upon a proposal to approve the Merger-related compensation for Epocrates' named executive officers. The tabulation of votes on this matter was as follows:

Shares voted for:	16,182,193
Shares voted against:	934,763
Shares abstaining:	2,149,806
Broker non-votes:	—

3.    The proposal to vote to adjourn the Special Meeting, if necessary, for the purpose of soliciting additional proxies to vote in favor of adoption of the Merger Agreement, was not voted upon at the meeting, as the proposal to adopt the Merger Agreement was approved at the Special Meeting.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of January 7, 2013, by and among Epocrates, Inc., athenahealth, Inc. and Echo Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 of Epocrates' Current Report on Form 8-K filed with the SEC on January 7, 2013)

3.1	Amended and Restated Bylaws of Epocrates, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Epocrates, Inc.
(Registrant)
March 12, 2013	/s/ DANIEL ORENSTEIN
Daniel Orenstein
VP, Secretary, and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of January 7, 2013, by and among Epocrates, Inc., athenahealth, Inc. and Echo Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 of Epocrates' Current Report on Form 8-K filed with the SEC on January 7, 2013)

3.1	Amended and Restated Bylaws of Epocrates, Inc.